September 14, 1998

                  Corporate Bond Fund Institutional Class
              Extended Duration Bond Fund Institutional Class

             Supplement to Prospectus dated September 14, 1998

The following supplements the categories of eligible purchasers of Institutional Class shares in the section of the Prospectus entitled Classes of Shares:

Shares of the Classes are available for purchase by clients of brokers or dealers affiliated with a broker or dealer, if such broker or dealer has entered into an agreement with the Distributor providing specifically for the purchase of shares of the Classes in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in shares of the Classes through a broker or agent that offers these special products.